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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):     May 26, 1999
                                                           --------------------

                             StarMedia Network, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        1-15015                                           06-1461770
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(Commission File Number)                    (I.R.S. Employer Identification No.)


   29 West 36th Street, New York, NY                        10018
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (212) 548-9600
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              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 26, 1999, StarMedia Network, Inc., a Delaware corporation ("StarMedia"), acquired all of the outstanding stock of Wass Net, S.L., a company organized under the laws of Spain ("Wass Net"). The acquisition was completed pursuant to the terms of a Share Purchase Agreement, dated as of May 4, 1999, by and among StarMedia, Wass Net, Geradons, S.L., Salvador Porte and Eduardo Kawas. Wass Net is a Spanish-language online service with extensive community applications. Prior to the acquisition, all of the outstanding stock of Wass Net was owned by Geradons, S.L. The consideration for the acquisition consisted of an aggregate of 1,133,334 shares of StarMedia common stock, par value $0.001 per share.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  The financial statements required by this item will be filed on or before August 13, 1999.

         (b)      Pro Forma Financial Information

                  The pro forma financial information required by this item will be filed on or before August 13, 1999.

         (c)      Exhibits

     Exhibit Number        Description

         2.1 Share Purchase Agreement, dated as of May 4, 1999, by and among StarMedia, Wass Net, Geradons, S.L., Salvador Porte and Eduardo Kawas (incorporated be reference to Exhibit 10.19 to Amendment No. 3 to the Form S-1 of StarMedia filed with the Securities and Exchange Commission on May 11, 1999, File No. 333-74659).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         StarMedia Network, Inc.
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                                         (Registrant)

                                         By: /s/ Steven J. Heller
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                                         Name:  Steven J. Heller
                                         Title: Chief Financial Officer

                                         Dated:  June 10, 1999